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                                                                     EXHIBIT 4.2

           Form of certificate representing shares of common stock.


                                     smtc
                       defining manufacturing solutions
                               SMTC CORPORATION
         NUMBER                                              SHARES
  --------------------                                --------------------
C
INCORPORATED UNDER THE LAWS OF                          SEE REVERSE FOR
   THE STATE OF DELAWARE                              CERTAIN DEFINITIONS
                                                   --------------------------

                                                   --------------------------
                                                       CUSIP 832682 10 8
                                                   --------------------------


THIS CERTIFIES that



is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01
                                 PER SHARE, OF

                               SMTC CORPORATION
  transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


     DATED

                                    COUNTERSIGNED AND REGISTERED
                                        CHASEMELLON SHAREHOLDER SERVICES INC.
                                            TRANSFER AGENT AND REGISTRAR



                                    By



               SMTC CORPORATION
                  CORPORATE
                    SEAL
                    1998
                   DELAWARE



   SECRETARY    PRESIDENT, CHIEF EXECUTIVE OFFICER AND     AUTHORIZED SIGNATURE
                  CHAIRMAN OF THE BOARD OF DIRECTORS



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     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common          UNIF GIFT MIN ACT-      Custodian
TEN ENT - as tenants by the entireties                    ------         ------
JT TEN  - as joint tenants with right                    (Cust.)         (Minor)
          of survivorship and not as           Under Uniform Gifts to Minors Act
          tenants in common
                                               ---------------------------------
                                                            (State)


    Additional abbreviations may also be used though not in the above list.


     For Value Received,                 hereby sell, assign and transfer unto
                                         -------------------------------------

                                         -------------------------------------
                                         PLEASE INSERT SOCIAL SECURITY OR OTHER
                                             IDENTIFYING NUMBER OF ASSIGNEE.

 ---------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


 ---------------------------------------------------------------------------


 ---------------------------------------------------------------------------

                                                                      Shares
 --------------------------------------------------------------------
    of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                    Attorney
 ------------------------------------------------------------------
    to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


    Dated
          -----------------------



                    -------------------------------------------------------
                    NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


    SIGNATURE(S) GUARANTEED:
                            -----------------------------------------------
                            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.